Exhibit 3.10

NOTE: This form may now also be used for incorporating pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as the General Corporation Act. If the corporation is to be formed pursuant to the authority of one of these statutes other than the General Corporation Act, so indicate in the preamble below by striking the references to the three inappropriate status. Professional Accounting Corporations are considered to be formed pursuant to the authority of the Indiana General Corporation Act, but subject to the provisions of IC 23-1-13.5, and appropriate statutory reference should be made in the preamble or Article II below.

Corporate Form No. 101 (Jan. 1977) — Page One

ARTICLES OF INCORPORATION

Larry A. Conrad, Secretary of State of Indiana

Use White Paper — Size 8 1/2 x 11 — For Inserts

Filing Requirements — Present 2 originally signed and fully executed copies to Secretary of State, Room 155, State House, Indianapolis 46204

Recording Requirements — Recording of Articles of Incorporation in the Office of the County Recorder is no longer required by the Indiana General Corporation Act.

ARTICLES OF INCORPORATION

OF

VIGO COUNTY AMBULANCE SERVICE INCORPORATED

The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the (“Corporation”) pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the “Act”), execute the following Articles of Incorporation.

ARTICLE I

NAME

The name of the Corporation is Vigo County Ambulance Service Incorporated

ARTICLE II

Purposes

The purposes for which the Corporation is formed are:

(a) to buy, own and operate ambulances and other emergency medical vehicles;

(b) To own, hold, buy, sell and otherwise acquire and dispose of real property and personal property, tangible and intangible, of any and every kind and character;

(c) For the transaction of any and all lawful business for which corporations may be formed under the Indiana General Corporation Act, as amended;

(d) To act at all times and in all places as agent and as financial, commercial, general or special representative for any corporation, association, individual, syndicate or partnership, whether domestic or foreign, governmental, municipal, public or private;

(e) To enter into, make, perform and carry out, or cancel or rescind, contracts for any lawful purpose, pertaining to business with any other corporation, and any association, partnership or individual, whether domestic or foreign, governmental, municipal, public or private;

(f) To borrow money, either alone or in conjunction with others, and to issue bonds, promissory notes, drafts, letters of credit and other evidences of indebtedness, either alone or in conjunction with others;

(g) To purchase, hold, sell, transfer, reissue or cancel the shares of its own capital stock or any security, or other obligation of its own, in manner and extent which now is, or may hereafter be, permitted by the laws of the State of Indiana; provided, however, that this corporation shall not use its funds or other assets for the purchase of its own shares of stock when such use would impair its capital, and, provided, further, the shares of its own capital stock belonging to the corporation shall not be voted, directly or indirectly;

(h) The foregoing clauses shall be construed as powers as well as privileges, and the matters expressed in each clause, unless otherwise expressly provided, shall be in no wise limited by reference to, or inference from, the terms of any other clause, but shall be regarded as independent powers and purposes, and the enumeration of specific powers and purposes shall not be construed to limit or restrict, in any manner, the general powers of the corporation. The corporation shall be authorized to exercise and enjoy all other powers, rights and privileges conferred under the “Indiana General Corporation Act”, as amended, and all powers, rights and privileges conferred by other laws of the State of Indiana from time to time, as may be confirmed by all acts heretofore and hereinafter amendatory of or supplemental to the said Act or the said laws. The enumeration of certain powers as herein set out is not intended as exclusive or as a waiver of any of the rights, powers or privileges granted or conferred by the said Act or said laws now or hereinafter enforced; provided, however, that the corporation shall not in any state or country carry out any business or exercise any power that the corporation organized under the laws of such state or country cannot legally carry on or exercise.

Corporate Form No. 101 — Page Two

Prescribed by Larry A. Conrad, Secretary of State
(Jan. 1977)

ARTICLE III

Period of Existence

The period during which the Corporation shall continue is perpetual

ARTICLE IV

Resident Agent and Principal Office

Section 1. Resident Agent. The name and address of the Corporation’s Resident Agent for service of process is:

James A. Newton		708 Ohio Street
(Name)		(Number and Street or Building)
Terre Haute	Indiana	47807
(City)	(State)	(Zip Code)

Section 2. Principal Office. The post office address of the principal office of the Corporation is

16 South 9th Street,	Terre Haute,	Indiana	47807
(Number and Street or Building)	(City)	(State)	(Zip Code)

ARTICLE V

Authorized Shares

Section	1. Number of Shares:

The total number of shares which the Corporation is to have authority to issue is 1000

A.	The number of authorized shares which the corporation designates as having par value is - - - with a par value of $ .

B.	The number of authorized shares which the corporation designates as without par value is 1000.

Section 2. Terms of Shares (if any):

All shares of the corporation shall be common capital stock. Each shareholder shall have the right at every shareholders’ meeting to one vote for each share of such stock standing in the name of the shareholder on the books of the corporation.

Corporate Form No. 101 — Page Three

Prescribed by Larry A. Conrad, Secretary of State
(Jan. 1977)

ARTICLE VI

Requirements Prior To Doing Business

The Corporation will not commence business until consideration of the value of at least $1,000 (one thousand dollars) has been received for the issuance of shares.

ARTICLE VII

Director(s)

Section 1. Number of Directors: The initial Board of Directors is composed of Six (6) member(s). The number of directors may be from time to time fixed by the By-Laws of the Corporation at any number. In the absence of a By-Law fixing the number of directors, the number shall be six (6).

Section 2. Names and Post Office Addresses of the Director(s): The name(s) and post office address(es)of the initial Board of Director(s) of the Corporation is (are):

Name	Number and Street or Building	City	State	Zip Code
James M. Helton	R. R. 24, Box 389	Terre Haute,	Indiana	47802
James F. Bell	1130 Springhill Road	Terre Haute,	Indiana	47802
Joseph E. Kenworthy	4120 South 8th Street	Terre Haute,	Indiana	47802
Guy Greenlee, Sr.	4421 South 9th Street	Terre Haute,	Indiana	47802
Guy Greenlee, Jr.	4421 South 9th Street	Terre Haute,	Indiana	47802
Gregory A. Yoho	4535 Maplewood Drive	Terre Haute,	Indiana	47802

Section 3. Qualifications of Directors (if any):

(a)	Each director of the corporation shall be a citizen of the United States of America.

(b)	A director of the corporation need not be a shareholder of the corporation.

Corporate Form No. 101 — Page Four

Prescribed by Larry A. Conrad, Secretary of State
(Jan. 1977)

ARTICLE VIII

Incorporator (s)

The name(s) and post office address(es) of the incorporator(s) of the Corporation is (are):

Name	Number and Street or Building	City	State	Zip Code
James M. Helton	R. R. 24, Box 389	Terre Haute,	Indiana	47802
James F. Bell	1130 Springhill Road	Terre Haute,	Indiana	47802

ARTICLE IX

Provisions for Regulation of Business

and Conduct of Affairs of Corporation

(“Powers” of the Corporation, its directors or shareholders)

(a) Meetings of the shareholders of the corporation may be held at such place, either within or without the State of Indiana, upon such notice as may be provided by law. Notice of a shareholders’ meeting may be waived in writing by a shareholder.

(b) A director of the corporation may be removed by a vote of a majority of the directors of the corporation.

Corporate Form No. 101 — Page Five

Prescribed by Larry A. Conrad, Secretary of State
(Jan. 1977)

IN WITNESS WHEREOF, the undersigned, being all of the incorporator(s) designated in Article VIII, execute(s) these Articles of Incorporation and certify to the truth of the facts herein stated, this 6th day of June, 1978.

/s/	/s/
(Written Signature)	(Written Signature)

James M. Helton	James F. Bell
(Printed Signature)	(Printed Signature)

(Written Signature)

(Printed Signature)

STATE OF INDIANA	}
ss:
COUNTY OF VIGO

I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that James M. Helton and James F. Bell, being all of the incorporator(s) referred to in Article VIII of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

Witness my hand and Notarial Seal this 6th day of June 1978.

(Written Signature)

Debra S. Maddock
(Printed Signature)

My Commission Expires: Notary Public Notary Public

June 11, 1980

My County of Residence is: Vigo

This instrument was prepared by Michael R. Ireland, Attorney at Law,

(Name)

710 Ohio Street	Terre Haute	Indiana	47807
(Number and Street or Building)	(City)	(State)	(Zip Code)

NOTE: This form may now also be used for amending pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as the General Corporation Act. If the corporation was formed pursuant to the authority of one of these statutes other than the General Corporation Act, so indicate in the preamble below by striking the references to the three inappropriate statutes. Professional Accounting Corporations are considered to be formed pursuant to the authority of the Indiana General Corporation Act, but subject to the provisions of IC 23-1-13.5, and appropriate statutory reference should be made in the preamble or Article I below.	State Form 38333

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

AID AMBULANCE OF VIGO COUNTY, INC.

The undersigned officers of Aid Ambulance of Vigo County, Inc. (hereinafter referred to as the “Corporation”) existing pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/ Professional Corporation Act of 1965), as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

ARTICLE I

Text of the Amendment

The exact text of Article(s) Article I of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the “Amendments”), now is as follows:

Change the name to:

AID AMBULANCE AT VIGO COUNTY, INC.

Corporate Form No. 102 (Oct. 1979) —Page Two

ARTICLE II

Manner of Adoption and Vote

Section 1. Action by Directors (select appropriate paragraph).

(b) By written consent executed on December 1, 1984, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Articles of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held December 1, 1984, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

Section 2. Action by Shareholders (select appropriate paragraph).

(a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on December l, 1984 , at which a quorum of such shareholders was present, adopted the Amendments.

The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

(1) Common

(2)

(3)

Corporate Form No. 102 (Oct. 1979) — Page Three

The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

	Total	Shares Entitled to Vote as a Class (as listed immediately above)
		(1)	(2)	(3)
Shares entitled to vote:	5	5
Shares voted in favor:	5	5
Shares voted against:

Section 3. Compliance with Legal Requirements.

The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

ARTICLE III

Statement of Changes Made With Respect to Any Increase

In The Number of Shares Heretofore Authorized

Aggregate Number of Shares Previously Authorized	N/A

Increase (indicate “0” or “N/A” if no increase)	N/A

Aggregate Number of Shares To Be Authorized After Effect of This Amendment

Corporate Form No. 102 (Oct. 1979) — Page Four

IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 1st day of December, 1984.

(Written Signature)	(Written Signature)

Jack Henry Herider	Stanley Guilkey
(Printed Signature)	(Printed Signature)

President	Secretary

STATE OF INDIANA	}
SS:
COUNTY OF Marion

I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that Jack Henry Herider, the President, and Stanley Guilkey, the Secretary of the Corporation, the officers executing the foregoing Articles of Amendment of the Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore or attested to the truth of the facts therein stated.

Witness my hand and Notarial Seal this 1st day of December, 1984.

(Written Signature)

Sarah F. Harkness
(Printed Signature)

NOTARY PUBLIC

My Commission Expires:	My County of Residence is:

4/23/88	Hamilton

This instrument was prepared by Stephen W. Sutherlin, Attorney at Law,

(Name)

2835 One American Square	Indianapolis	Indiana	46282
(Number and Street or Building)	(City)	(State)	(Zip Code)

NOTE: This form may now also be used for amending pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as the General Corporation Act. If the corporation was formed pursuant to the authority of one of these statutes other than the General Corporation Act, so indicate in the preamble below by striking the references to the three inappropriate statutes. Professional Accounting Corporations are considered to be formed pursuant to the authority of the Indiana General Corporation Act, but subject to the provisions of IC 23-1-13.5, and appropriate statutory reference should be made in the preamble or Article I below.	State Form 38333

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

VIGO COUNTY AMBULANCE SERVICE INCORPORATED

The undersigned officers of VIGO COUNTY AMBULANCE SERVICE, INC. (hereinafter referred to as the “Corporation”) existing pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/ Professional Corporation Act of 1965), as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

ARTICLE I

Text of the Amendment

The exact text of Article(s) I, Name of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the “Amendments”), now is as follows:

The name of the Corporation is Aid Ambulance of Vigo County, Inc.

Corporate Form No. 102 (Oct. 1979) —Page Two

ARTICLE II

Manner of Adoption and Vote

Section 1. Action by Directors (select appropriate paragraph).

(a) The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held on July 26, 1984, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Article(s) of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such shareholders, to be held July 26, 1984, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

Section 2. Action by Shareholders (select appropriate paragraph).

(a) The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on July 26, 1984, at which a quorum of such shareholders was present, adopted the Amendments.

The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

(1) Common Stock

(2)

(3)

Corporate Form No. 102 (Oct. 1979) — Page Three

The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

	Total	Shares Entitled to Vote as a Class (as listed immediately above)
		(1)	(2)	(3)
Shares entitled to vote:	5	5
Shares voted in favor:	5	5
Shares voted against:

Section 3. Compliance with Legal Requirements.

The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

ARTICLE III

Statement of Changes Made With Respect to Any Increase

In The Number of Shares Heretofore Authorized

Aggregate Number of Shares Previously Authorized	n/a

Increase (indicate “0” or “N/A” if no increase)	n/a

Aggregate Number of Shares To Be Authorized After Effect of This Amendment	n/a